                                                                   EXHIBIT 10.22


                                 AMENDMENT NO. 1

                                       TO

                                CREDIT AGREEMENT

         THIS AMENDMENT NO. 1 (the "Amendment"), dated as of May 11, 2001 among MediaNews Group, Inc. (the "Borrower"), the banks listed on the signature pages hereof (each a "Bank") and The Bank of New York, as Administrative Agent (the "Administrative Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the Credit Agreement dated as of May 12, 1999, as amended and restated as of January 2, 2001 (as amended prior to the date hereof, the "Agreement") (capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement); and

         WHEREAS, the Borrower has requested, and the Banks and the Agent have agreed to, the amendments to the Agreement more fully set forth herein; and

         WHEREAS, such amendments shall be of benefit, either directly or indirectly, to the Borrower;

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Amendments. Upon and after the Amendment Effective Date (as defined in Section 3 hereof):

                  (a) Section 4.20 (Ratio of Consolidated Debt to Operating Cash
Flow) of the Agreement shall be amended by restating clauses (a) through (d) thereof to read in their entirety as follows:

                          "(a) From the Restated Agreement Date through December 31, 2001: 6.0:1;

                           (b)      From January 1, 2002 through March 31, 2002:
                                    5.75:1;

                           (c)      From April 1, 2002 through June 30, 2002:
                                    5.50:1;

                           (d)      From July 1, 2002 through June 30, 2003:
                                    5.00:1; and

                           (e)      From July 1, 2003 and thereafter: 4.75:1;"

                  (b) Section 11.01 (Defined Terms) of the Agreement shall be amended by adding the following to the definition of "Operating Cash Flow" at the end thereof:

                           "Notwithstanding the foregoing, for each of the periods set forth in Schedule 11.01, Operating Cash Flow for such period shall be increased by the applicable amounts set forth in Schedule 11.01. In addition, Operating Cash Flow for any period shall be increased by pro forma adjustments reflecting cost savings anticipated by the Borrower to be achieved as a result of any acquisition (whether of stock or assets or by merger), or the formation of a joint venture, partnership or joint operating arrangement, by the Borrower or any Restricted Subsidiary, as long as (1) the aggregate amount of such pro forma adjustments with respect to any such acquisition or formation of a joint venture, partnership or joint operating arrangement does not exceed 5% of Operating Cash Flow at such time and (2) such pro forma adjustments have been approved by the Administrative Agent."

         2. Representations and Warranties. In order to induce the Banks to agree to the amendments set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment:

                  (a) As of the date first referenced above, no Default has occurred and is continuing or would exist immediately after giving effect to the amendments set forth herein; and

                  (b) Each of the representations and warranties set forth in
Article 3 of the Agreement are true and correct as though such representations and warranties were made at and as of the Amendment Effective Date (as defined in Section 3 hereof), except to the extent that any such representations or warranties are made as of a specified date or with respect to a specified period of time, in which case such representations and warranties shall be made as of such specified date or with respect to such specified period. Each of the representations and warranties made under the Agreement (including those made herein) shall survive to the extent provided therein and not be waived by the execution and delivery of this Amendment.

         3. Effectiveness. This Amendment shall become effective as of the date first referenced above on the date (the "Amendment Effective Date") on which (a) the Agent shall have received from the Borrower payment in full of all costs and expenses payable at or prior to such time pursuant to Section 4 hereof, or arrangements satisfactory to the Agent with respect to the payment of such costs and expenses shall have been made, (b) the Agent shall have received payment of the amendment fee payable pursuant to Section 4 hereof and (c) the Agent shall have received this Amendment, executed and delivered by the Borrower, the Required Banks and the Agent.

         4. Amendment Fee; Payment of Expenses. The Borrower hereby agrees to pay to the Agent, for the account of each of the Banks who shall have executed and delivered a counterpart of this Amendment on or prior to May 11, 2001, on the Amendment Effective Date, an amendment fee equal to 0.10% of the amount of such Bank's Commitment. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of Akin, Gump, Strauss, Hauer & Feld, L.L.P., special counsel for the Agent.

         5. Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument.

         6. Ratification. The Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects confirmed, approved and ratified.

         7. Governing Law. The rights and duties of the Borrower, the Banks and the Agent under this Amendment shall, in accordance with New York General Obligations Law Section 5-1401, be governed by the law of the State of New York.

         8. Reference to Agreement. From and after the Amendment Effective Date, each reference in the Agreement to "this Agreement," "hereof," "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature, shall be deemed to mean the Agreement as modified and amended by this Amendment.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

                                     THE BANK OF NEW YORK,
                                     as Administrative Agent and as a Bank


                                     By:
                                        ----------------------------------------
                                     Name: John R. Ciulla
                                     Title: Vice President


                                     BANK OF AMERICA NT & SA,
                                           as Syndication Agent and as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     FIRST UNION NATIONAL BANK,
                                        as Documentation Agent and as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     FLEET NATIONAL BANK,
                                        as Co-Documentation Agent and as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     BANKERS TRUST COMPANY,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     CIBC INC.,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     CREDIT LYONNAIS NEW YORK BRANCH,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     KEY CORPORATE CAPITAL INC.,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     MELLON BANK, N.A.,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     PNC BANK NATIONAL ASSOCIATION,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     WELLS FARGO BANK,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     CITIZENS BANK,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     DAI-ICHI KANGYO BANK, LTD.,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE BANK OF NOVA SCOTIA,
                                         as a Bank


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                                                  Schedule 11.01


                    OPERATING CASH FLOW PRO FORMA ADJUSTMENTS



                                                         PERIOD OF FOUR FISCAL QUARTERS ENDING ON:

                                                    March            June          September       December 31,
                                                  31, 2001         30, 2001         30, 2001          2001
                                                ------------     ------------     ------------     ------------
                                                                            ($000's)

 Denver JOA                                           20,470           17,850           11,788            6,561
 Employment Wizard                                       438              482              392              198
 Anchorage Television Agreements                       1,419            1,224              732              525
 Web Width Reduction-Salt Lake Tribune                 1,152              862              578              318

                                                ------------     ------------     ------------     ------------
 TOTAL PRO FORMA ADJUSTMENTS                          23,479           20,418           13,490            7,602
                                                ------------     ------------     ------------     ------------





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